                                                                   EXHIBIT 10.32

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

                  NETWORK CREDITS PROGRAM SERVICES AGREEMENT

This Network Credits Program Services Agreement (the "Agreement") is entered into and effective as of June 22, 1998 (the "Effective Date") by and between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and ISP, as described immediately below:

------------------------------------------------------------------------
          ISP Name & Address:    Encoding.com, Inc.
                                 1725 Westlake Ave. N.
                                 Suite 102
                                 Seattle, WA  98109
------------------------------------------------------------------------
              Attention:         Contact/Title:  Martin Tobias
                                 Phone: (206) 285-7205
                                 Fax: (206) 285-1128
                                 Email: martin@encoding.com

------------------------------------------------------------------------
         State of Incorp.:       Delaware
------------------------------------------------------------------------
        ISP Services Credit      $250,000
------------------------------------------------------------------------

                                   Recitals

ISP is an Internet service provider capable of delivering Internet infrastructure services for Internet Content Providers and corporate customers, including the encoding, production, hosting and serving of live or on-demand ICP content.

Microsoft is a developer of operating system technologies and tools for the development and serving of high-performance, high-fidelity web and intranet content, including interactive media content.

Microsoft is establishing a "Network Credits Program" whereby ICP's may utilize Microsoft operating system technologies and ISP services to deliver ICP Content to the ICP's users.

Microsoft wishes to engage ISP as, and ISP wishes to become, a supplier of services to the Network Credits Program.

                                   Agreement
1.   Definitions

1 "ASF" means the proposed industry standard format referred to as the "Advanced Streaming Format," which as of the Effective Date is in comment/revision processes within industry standards bodies, and also any successors or replacements for such format that may be designated by such industry standards bodies.

2 "Confidential Information" means: (i) any source code of software provided by either party upon written request of the other party; (ii) any trade secrets and/or other proprietary information not generally known relating to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research, development, hardware configurations, customers or know-how; and (iii) the terms and conditions of this Agreement. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party without any use of the Confidential Information of the disclosing party; (iv) is lawfully obtained from a third party that has the right to make such disclosure without breach of this Agreement by the receiving party; or (v) is made generally available by the disclosing party without restriction on disclosure.

3 "Content" means data, text, audio, video, graphics, photographs, artwork and other technology and materials.

4 "ICP Content" means the Streaming Media Content ICP and Microsoft wish to make available through the ISP Services.

5 "ICP Site" means the URL and/or intranet site from which ICP wishes to redirect its users to take advantage of the ISP Services.

6 "ICP" means a Microsoft-designated Network Credits Program participant, including Internet Content Providers and corporate/large entity customers using intranets.

7    "ISP Site" means ISP's main website located at www.encoding.com.

8 "ISP Services Credit" means the amount set forth in the table on page 1 of this Agreement.

9 "ISP Services Guidelines" means the guidelines and procedures by which ISP will engage an ICP, deliver ISP Services to the ICP, and charge/bill the ICP for services additional to the portion of the ISP Services Credit assigned to the ICP by Microsoft, as more fully described in Exhibit B.

10 "ISP Services" means the provision of development, production, encoding, hosting, serving and delivery of "live," "on-demand" and archived ICP Content, as more fully described in Exhibit A.

11 "Microsoft Media Player" means the version released in June 1998 of the upgrade to the Windows 95 and Windows 98 Microsoft Media Player client technology, including all Updates thereof during the Term, that displays ASF, other formats of Streaming Media, and other multimedia data-types.

12   "Microsoft Technologies" means NetShow and the Microsoft Media Player.

13 "NetShow" means Microsoft's Streaming Media server technology and services for Microsoft Windows NT, including all Updates during the Term, regardless of whether marketed by Microsoft under the name "NetShow."

14 "Streaming Media" means audio, video and other media Content that is transmitted and played or displayed incrementally, or in semi-real time, such that it can be heard, viewed or received by an end user without substantial download delays.

15 "Term" means the period commencing on the Effective Date and ending on June 24, 1999; unless this Agreement is earlier terminated in accordance with Section

16 "Updates" means all public releases of Microsoft Technologies during the Term, including public maintenance releases, error corrections, upgrades, enhancements, additions, improvements, extensions, modifications and successor versions.

All other initially capitalized terms shall have the meanings assigned to them in this Agreement.

2.   Microsoft Obligations.

2.1  Software.
     --------

   (a) Microsoft Technologies. Microsoft hereby grants to ISP a worldwide, non-exclusive, non-transferable, royalty-free license for the Term, to reproduce and use copies of Microsoft Technologies solely for purposes of (i) providing the ISP Services and (ii) developing and supporting Microsoft Technologies usage as part of ISP's business.

   (b) Other Microsoft Software. Microsoft shall provide ISP with the Microsoft software ("Microsoft Software") set forth in Exhibit C.

   (c) EULA. Except and solely to the extent otherwise provided in this Section 2.1, all use of the Microsoft Technologies and Microsoft Software shall be in accordance with the end user license agreement ("EULA") accompanying such Microsoft Technologies.

   (d) No Other Rights/Ownership. Except as expressly licensed in this Section 2.1, ISP shall have no other rights in the Microsoft Technologies and Microsoft Software. Microsoft retains all right, title and interest in and to the Microsoft Technologies and Microsoft Software. Nothing in this Agreement shall be construed, by implication, estoppel or otherwise, as granting ISP any rights to any Microsoft software, technology or other intellectual property rights other than the express rights granted hereunder with respect to the Microsoft Technologies and Microsoft Software.


2.2  Early Releases.  During the Term, Microsoft will provide to ISP, at no
     --------------
     charge, an object code copy of each successive commercial release (and, at Microsoft's sole discretion, beta and pre-beta releases) of Microsoft Technologies. Any pre-release Microsoft Technologies may only be used by ISP in accordance with the license grant in Section 2.1. ISP understands that pre-release software is not intended for commercial use.

2.3  Consideration.  In consideration of ISP's obligations under this Agreement,
     -------------
     Microsoft will pay ISP (i) the ISP Services Credit upon execution of this Agreement and (ii) the monetary consideration, including the ISP Development/Infrastructure payment, specified in Exhibit C.

2.4  Promotional Efforts.  Microsoft will use reasonable commercial efforts to
     -------------------
     promote ISP and the ISP Services to top ICPs and to the public at large as detailed in Exhibit C, Section IV.

3.   ISP Obligations

3.1  ISP Services.
     ------------

     (a) Development/Infrastructure Build Out Work. ISP shall complete the development and infrastructure build out work outlined in Exhibit A.

     (b) Services. ISP shall provide the ISP Services to ICPs in accordance with the ISP Services Guidelines and up to the ISP Services Credit. ISP shall deliver a description of all available ISP Services, including a schedule of fees for such services, so that Microsoft and any ICP may track usage of the ISP Services Credit when using ISP Services. Microsoft may reallocate the ISP Services Credit among ICPs in Microsoft's sole discretion upon reasonable notice to ISP. Microsoft may also use ISP Services for its own Streaming Media Content.

          Any ISP Services Credit not allocated by Microsoft by the end of the Term may be used by Microsoft as mutually agreed upon with the ISP for non-streaming related services during the following six (6) month period. Any ISP Service Credit not allocated by Microsoft by the end of such six (6) month period shall be forfeit by Microsoft and Microsoft shall not be entitled to a refund for such unused ISP Service Credit.

     (c) Other Services. Pursuant to a separate agreement between ISP and ICP, ISP may provide to the ICP services in addition to the ISP Services, or additional ISP Services beyond the amount of ISP Services Credit assigned to an ICP by Microsoft.

     (d) Reporting. On a monthly basis or as otherwise mutually agreed upon, ISP shall report ISP services performed and ISP service credits actually used in relation to program.

3.2  Technology Adoption and Promotion.  During the Term, ISP shall use and
     ---------------------------------
     promote Microsoft Technologies as follows:

     (a) ISP shall complete the promotional obligations set forth in Exhibit C.

     (b) ISP shall make reasonable commercial efforts to place a "Powered by NetShow" logo on those ICP pages that contain Microsoft-funded ICP Content to the extent ISP designs, influences the design, or hosts such ICP pages on any ISP website which provides ISP Services. Such logo shall be used by ISP in accordance with Microsoft's logo guidelines in Exhibit D.

     (c) Microsoft shall be entitled to substitute a different sponsorship notice (and corresponding guidelines) in place of the "Powered by NetShow" notice for purposes of this Agreement upon reasonable advance written notice to ISP.

4.   Non-Exclusive

For purposes of clarification, nothing in this Agreement shall be deemed to restrict either party's ability to license, develop, sub-license, manufacture, deploy, support, promote, or distribute software, Content, Streaming Media or any other technology.

5. Confidentiality.

5.1  Confidentiality Obligations.  Each party shall protect the other's
     ---------------------------
     Confidential Information disclosed hereunder from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted in any Confidential Information. The other provisions of this Agreement notwithstanding, either party will be permitted to disclose the Confidential Information to its outside legal and financial advisors; and to the extent required by applicable law, provided however that before making any such required filing or disclosure, the disclosing party shall first give written notice of the intended disclosure to the other party, within a reasonable time prior to the time when disclosure is to be made, and the disclosing party will exercise best efforts, in cooperation with and at the expense of the other party, consistent with reasonable time constraints, to obtain confidential treatment for all non-public and sensitive provisions of this Agreement, including without limitation dollar amounts and other numerical information. Each party agrees to notify the other in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of Confidential Information of the disclosing party which may come to the receiving party's attention.

5.2  Limitations.  The parties' obligations of confidentiality under this
     -----------
     Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

6.   Warranties

6.1  ISP.  ISP warrants and covenants that: (i) it has the full power to enter
     ---
     into and perform according to the terms of this Agreement; and (ii) the ISP Services will be of high quality and performed in a manner commensurate with industry standards and practices.

6.2  Microsoft.  Microsoft warrants and covenants that it has the full power to
     ---------
     enter into and perform according to the terms of this Agreement.

6.3  Continuous Nature.  The representations and warranties contained in this
     -----------------
     Section 6 are continuous in nature and shall be deemed to have been given by the warrantor at execution of this Agreement and at each stage of performance hereunder.

7.   Disclaimer Of Further Warranties

EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6, ANY AND ALL SOFTWARE, CONTENT, OR CONFIDENTIAL INFORMATION PROVIDED BY EITHER PARTY TO THE OTHER HEREUNDER IS PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. EACH PARTY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT, WITH RESPECT TO ANY MATERIALS OR INFORMATION PROVIDED HEREUNDER.

8.   Termination

8.1  Termination By Either Party.  Either party may suspend performance and/or
     ---------------------------
     terminate this Agreement:

     (a) Immediately upon written notice at any time, if the other party is in material breach of any material warranty, term, condition or covenant of this Agreement, other than those contained in Section 5, and fails to cure that breach within forty-five (45) days after written notice thereof; and

     (b) Immediately upon written notice at any time, if the other party is in material breach of Section 5.


8.2  Effect of Termination.
     ---------------------

     (a) Neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

     (b) Termination of this Agreement shall not affect any other agreement between the parties.

8.3  Survival.  In the event of termination or expiration of this Agreement
     --------
     for any reason: (i) Sections 1, 2.1(d), 3.1(b), 4, 5, 6, 7, 8, 9 and 10
     shall survive. Except for Microsoft's termination of this Agreement for ISP's material breach, licenses granted to ISP under Sections 2.1(a) and
     (b) shall survive any termination or expiration of the Term of this Agreement solely as set forth in the applicable EULA and solely with respect to the then current version of the Microsoft Technologies and Microsoft Software licensed to ISP.

9.   Limitation Of Liabilities

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF DATA OR BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE ANY MICROSOFT TECHNOLOGIES, MICROSOFT SOFTWARE OR EITHER PARTY'S CONFIDENTIAL INFORMATION OR CONTENT, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THIS SECTION SHALL NOT APPLY TO SECTION 5.

10.  General Provisions

10.1 Notices.  All notices and requests in connection with this Agreement shall
     -------
     be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

--------------------------------------------------------------------------------------------------------
To ISP:  see box on page 1
--------------------------------------------------------------------------------------------------------
To Microsoft:                                           Copy to:
--------------------------------------------------------------------------------------------------------
Microsoft Corporation                                   Microsoft Corporation
One Microsoft Way                                       One Microsoft Way
 Redmond, WA  98052-6399                                Redmond, WA  98052-6399
Attention: Director of Business Development, Personal   Attention:  Law & Corporate Affairs
 and Business Systems Division
--------------------------------------------------------------------------------------------------------
Phone:  (425) 882-8080                                  Phone:  (425) 882-8080
--------------------------------------------------------------------------------------------------------
Fax:  (425) 936-7329                                    Fax:  (425) 936-7409
--------------------------------------------------------------------------------------------------------

or to such other address as a party may designate pursuant to this notice provision.

10.2  Independent Parties.  Nothing in this Agreement shall be construed as
      -------------------
      creating an employer-employee relationship, a partnership, or a joint venture between the parties.

10.3  Governing Law.  This Agreement shall be governed by the laws of the State
      -------------
      of Washington. Any action or litigation concerning this Agreement shall take place in the federal or state courts in King County, Washington.

10.4  Attorneys' Fees.  In any action or suit to enforce any right or remedy
      ---------------
      under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

10.5  Assignment.  This Agreement shall be binding upon and inure to the benefit
      ----------
      of each party's respective successors and lawful assigns; provided, however, that neither party may assign its rights or delegate its duties under this Agreement, in whole or in part, to any third party without the prior written approval of the other party.

10.6  Force Majeure.  Neither party shall be liable to the other under this
      -------------
      Agreement for any delay or failure to perform its obligations under this Agreement if such delay or failure arises from any cause(s) beyond such party's reasonable control, including by way of example labor disputes, strikes, floods, fire, lightning, utility or communications failures, earthquakes, vandalism, war, acts of terrorism, riots, insurrections, embargoes, or laws, regulations or orders of any governmental entity.

10.7  Construction.  If for any reason a court of competent jurisdiction finds
      ------------
      any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

10.8  Entire Agreement.  This Agreement does not constitute an offer by
      ----------------
      Microsoft and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of ISP and Microsoft by their respective duly authorized representatives.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.


-------------------------------------------------------------------------------
MICROSOFT                              ISP

-------------------------------------------------------------------------------

By: /s/ William Poole                  By: /s/ Martin Tobias

-------------------------------------------------------------------------------


Name (print): William Poole            Name (print): Martin Tobias

-------------------------------------------------------------------------------


Title: Sr. Director Bus. Dev.          Title: Minister of Reason
-------------------------------------------------------------------------------

Date: 6/25/98                          Date: June 22, 1998

-------------------------------------------------------------------------------

                                   Exhibit A

                                  ISP Services

I.   Development/Infrastructure Build Out

     [* * *]

II.  ISP Services

     [* * *]

Definitions and Explanation

     [* * *]

[*] Confidential Treatment Request

                                   Exhibit B

                            ISP Services Guidelines

[*] shall be used under this Agreement. [*] shall make reasonable efforts to [*] for this program. [*] shall use reasonable efforts to ensure that [*]. [*] shall [*].

Notwithstanding the foregoing, the relationship between [*] shall be [*]. [*] shall be solely responsible for [*]. [*] shall [*], and [*] shall be entered into in a timely manner, [*]. At [*], the [*] may be performed for [*] acting on behalf of [*] and under the terms of this Agreement.

[*] shall use [*] to [*], including but not limited to [*].

[*] Confidential Treatment Request

                                   Exhibit C

                                 Consideration


I.   Software Licenses Provided.

[*]


II.  Development/Infrastructure Consideration.

[*] shall pay [*] [*] to assist [*] with its development/infrastructure build out as described in Exhibit A. The foregoing shall be paid to ISP within thirty
(30) days of the Effective Date.


III. ISP Services Credit.

[*]


IV.  Promotion.

[*]

[*]










[*] Confidential Treatment Request

                                   Exhibit D

     Logo Program [* * *]

[*] Confidential Treatment Request